EXHIBIT 32.1





      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Michael Cowpland, Chief Executive Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ZIM Corporation on Form 10-QSB for the quarter ended December 31, 2004 fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the ZIM Corporation.


/s/ Michael Cowpland
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Michael Cowpland
Chief Executive Officer
February 14, 2005